Exhibit 10.16(j)

LETTER AGREEMENT NO. 8

As of October 31, 2014

Frontier Airlines Inc.

7001 Tower Road,

Denver, Colorado 80249-7312

REFERENCE: *****

FRONTIER AIRLINES Inc. (the “Buyer”) and AIRBUS (the “Seller”) have entered into an A321 Aircraft Purchase Agreement (the “Agreement”), dated as of even date herewith that covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

FRONTIER AIRLINES, INC.		AIRBUS S.A.S.

Name :	/s/ James G. Dempsey	Name :	/s/ Christophe Mourey

Title :	Chief Financial Officer	Title :	Senior Vice President Contracts

Date :	[Undated]

Confidential